QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.18

BASE SALARY AND TARGET BONUS
FOR THE NAMED EXECUTIVE OFFICERS

        The following table sets forth the current annual base salaries and target bonuses of the Chief Executive Officer and the other named executive officers of Zale Corporation (the "Company").

Name	Base Salary	Target Bonus %
Mary E. Burton President and Chief Executive Officer	$925,000	125
Rodney Carter Executive Vice President, Chief Administrative Officer and Chief Financial Officer	$435,000	60
Charles Fieramosca Corporate Senior Vice President and President, Bailey Banks & Biddle	$359,750	45
Gilbert P. Hollander Executive Vice President and Chief Sourcing and Supply Chain Officer	$400,000	60

        For additional information regarding the compensation of the Company's executive officers, please refer to the information under the headings "Executive Compensation" in the Company's definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission.

QuickLinks

BASE SALARY AND TARGET BONUS FOR THE NAMED EXECUTIVE OFFICERS